QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) - 10K	12 Months Ended
Dec. 31, 2015
Quarterly Results of Operations [Abstract]
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
21. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the Company’s unaudited quarterly results of operations for each of 2015 and 2014:

	Year Ended December 31, 2015
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net sales	$438.5	$482.4	$471.5	$521.9
Gross profit	296.2	321.1	303.7	325.5
(Loss) income from continuing operations, net of taxes(a)(b)	0.7	27.5	9.4	27.7
(Loss) income from discontinued operations, net of taxes(e)	(0.1)	—	(1.7)	(1.4)
Net (loss) income(a)(b)	0.6	27.5	7.7	26.3

	Year Ended December 31, 2014
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Net sales	$469.8	$497.9	$472.3	$501.0
Gross profit	306.3	330.7	307.7	328.0
Income from continuing operations, net of taxes(c)(d)	10.2	15.9	15.8	4.1
(Loss) income from discontinued operations, net of taxes(e)	(3.2)	3.7	0.4	0.4
Net income (d)(e)	7.0	19.6	16.2	4.5

(a)
Income from continuing operations and net income for the first quarter of 2015 were unfavorably impacted by foreign currency losses, net, of $15.9 million, primarily due to the unfavorable impacts of the revaluation of certain U.S. Dollar denominated intercompany payables, as well as a $1.9 million foreign currency loss recognized in the first quarter of 2015 as a result of the re-measurement of Revlon Venezuela's balance sheet during the first quarter of 2015.

(b)
Income from continuing operations and net income for the fourth quarter of 2015 were impacted by: (i) a $20.7 million pension lump sum settlement charge related to the accounting for a one-time cash lump sum payment, which requires that a portion of pension losses within accumulated other comprehensive loss be realized in the period that related pension liabilities are settled (see Note 14, "Savings Plan, Pension and Post-retirement Benefits"); (ii) an increase in net income driven by the net reduction of the Company's deferred tax valuation allowance on its net deferred tax assets for certain foreign jurisdictions, which has been reflected in the provision for income taxes for 2015 (See Note 16, "Income Taxes"); (iii) a $9.7 million non-cash goodwill impairment charge related to the Global Color Brands reporting unit (see Note 8, "Goodwill and Intangible Assets"); and (iv) $9.5 million in restructuring charges related to the 2015 Efficiency Program (see Note 3, "Restructuring Charges").

(c)
Income from continuing operations and net income for the first quarter of 2014 were unfavorably impacted by restructuring charges of $13.5 million related to the Integration Program, as well as $3.8 million of acquisition and integration costs related to the Colomer Acquisition. (See Note 2, "Business Combinations," and Note 3, “Restructuring Charges”). Additionally, in the first quarter of 2014, the Company incurred a $1.9 million aggregate loss on early extinguishment of debt due to the February 2014 Term Loan Amendment. (See Note 11, “Long-Term Debt”).

(d)
Income from continuing operations and net income for the second and third quarter of 2014 were unfavorably impacted by foreign currency losses, net, of $7.2 million and $9.3 million, respectively, related to the required re-measurement of Revlon Venezuela's monetary assets and liabilities at June 30, 2014, and the results of unfavorable impacts of the revaluation of certain U.S. Dollar denominated intercompany payables during the third quarter of 2014. (See Note 1, "Description of Business and Summary of Significant Accounting Policies - Foreign Currency Translation" for further discussion on Venezuela foreign currency restrictions and related devaluation).

(e)	(Loss) income from discontinued operations includes the results of the Company's former China operations (See Note 4, "Discontinued Operations").